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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (date of Earliest Event Reported): December 23, 1997

                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)

         CALIFORNIA                 0-25034                77-0387041
      (State or other             (Commission           (I.R.S. Employer
        jurisdiction              File Number)           Identification
      of incorporation                                       Number)
      or organization)


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and ZIP Code)


      Registrant's telephone number, including area code: (650) 813-8200

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

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On December 23, 1997, the Registrant completed the acquisition of Peninsula Bank of Commerce, a California state chartered bank ("PBC"), through the merger (the "Merger") of GBB Acquisition Corp., a California corporation and wholly owned subsidiary of the Registrant ("Newco"), with and into PBC.
Pursuant to an Agreement and Plan of Reorganization, dated as of September 5, 1997, by and among the Registrant, Newco and PBC (the "Reorganization Agreement"), the former shareholders of PBC will receive approximately 0.9655 shares of the Registrant's common stock for each share of PBC common stock owned immediately prior to the Merger. The Merger was accounted for as a pooling of interests.

            For a more detailed discussion of the of the terms and conditions of the Reorganization Agreement and the Merger, reference is made to the Registrant's Registration Statement on Form S-4 (Registration No. 333-37169) filed with the Securities and Exchange Commission on October 3, 1997, as amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on October 22, 1997 (the "Registration Statement"), incorporated herein by this reference.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


     (a)    Pro Forma Financial Statements.

            (1) Unaudited Pro Forma Combined Financial Statements for Greater Bay Bancorp and Peninsula Bank of Commerce as of December 31, 1996 and for each of the years in the three-year period ended December 31, 1996, incorporated by reference from Registrant's Registration Statement on Form S-4 (Registration No. 333-37169).

            (2) Unaudited Pro Forma Condensed Combined Balance Sheet for Greater Bay Bancorp and Peninsula Bank of Commerce as of September 30, 1997.

            (3) Unaudited Pro Forma Condensed Combined Statement of Operations for Greater Bay Bancorp and Peninsula Bank of Commerce for the nine months ended September 30, 1997.

     (b)    Financial Statements of Peninsula Bank of Commerce.

            (1) Audited Financial Statements for Peninsula Bank of Commerce and Subsidiary as of December 31, 1996 and 1995 and for each of the three years in the three-year period ended December 31, 1996, incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration No. 333-37169).

            (2) Unaudited Consolidated Statement of Condition for Peninsula Bank of Commerce and Subsidiary as of September 30, 1997.

            (3) Unaudited Consolidated Statements of Operations for Peninsula Bank of Commerce and Subsidiary for the nine months ended September 30, 1997 and 1996.

            (4) Unaudited Consolidated Statements of Cash Flows for Peninsula Bank of Commerce and Subsidiary for the nine months ended September 30, 1997 and 1996.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined financial information gives effect to the Merger as if it had occurred as of January 1, 1997 with respect to the Unaudited Pro Forma Condensed Combined Statement of Operations, and as of September 30, 1997 with respect to the Unaudited Pro Forma Condensed Combined Balance Sheet data using the pooling of interests method of accounting.

     The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to present the actual financial position or results of operations of Greater Bay Bancorp had the events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The Unaudited Pro Forma Condensed Combined Financial Statements are based on certain assumptions and adjustments described in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements and should be read in conjunction therewith and with the Consolidated Financial Statements of Greater Bay Bancorp and PBC and the related notes thereto incorporated herein by reference from the Registrant's Registration Statement on Form S-4 (Registration No. 333-37169).

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                                (In thousands)

                                                                           PENINSULA
                                                           GREATER BAY      BANK OF
                                                             BANCORP       COMMERCE     ADJUSTMENT   COMBINED
                                                           -----------     ---------    ----------  -----------
ASSETS
        Cash and due from banks                               $ 39,803      $  5,722     $     --      $ 45,525
        Federal funds sold                                      37,300         5,500           --        42,800
        Short-term agency securities                                 0        89,951           --        89,951
        Securities held-to-maturity                             42,965         7,161           --        50,126
        Securities available-for-sale                           87,465        14,940           --       102,405
        Other securities                                         2,130             0           --         2,130
        Loans, net                                             541,234        78,244           --       619,478
        Premises and Equipment                                   4,652         1,913           --         6,565
        Accued interest receivable and other assets             22,048         2,734           --        24,782
                                                              --------      --------     ---------     --------
           TOTAL ASSETS                                       $777,597      $206,165     $     --      $983,762
                                                              ========      ========     =========     ========

LIABILITIES
        Deposits                                              $698,132      $188,286     $     --      $886,418
        Subordinated debt                                        3,000             0           --         3,000
        Accrued interest payable and other liabilities           5,449         1,934        1,436         8,819
        Company obligated mandatorily redeemable
          preferred securities of subsidiary trust
          holding solely junior subordinated debentures         20,000             0                     20,000
                                                              --------      --------     ---------     --------
TOTAL LIABILITIES                                              726,581       190,220         1,436      918,237
SHAREHOLDERS' EQUITY                                            51,016        15,945        (1,436)      65,525
                                                              --------      --------     ---------     --------
           TOTAL LIABILITIES AND SHAREHOLDERS'
             EQUITY                                           $777,597      $206,165     $    --       $983,762
                                                              ========      ========     =========     ========

(1) The following table reflects all nonrecurring Greater Bay and Peninsula estimated merger and restructuring related costs as of September 30, 1997. These costs are not included in the Unaudited Pro Forma Combined Income Statement but are included in the Unaudited Pro Forma Combined Balance Sheet as a reduction to equity capital. These costs will be charged to expense immediately following the consummation of the Merger. Such estimated merger and restructuring related costs are summarized below (in thousands):

                                                                                  Peninsula
                                                                  Greater Bay      Bank of
                                                                    Bancorp       Commerce        Combined
                                                                  -----------     ---------       --------
        Financial Advisory                                         $   38            $440          $  478
        Professional fees and printing                                289             176             465
        Loan Loss Reserve                                             750              60             810
        Other                                                         301             192             493
                                                                   ------            ----          ------
                                              Total                $1,378            $868          $2,246
                                                                   ======            ====          ======

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                (In thousands)

                                                      PENINSULA
                                      GREATER BAY      BANK OF
                                        BANCORP       COMMERCE      ADJUSTMENTS     COMBINED
                                      -----------     ---------     -----------   -------------
Interest and fees on loans and
  leases                              $38,453          $6,138         $  --         $44,591
Interest on investment securities       4,712           4,774            --           9,486
Other interest income                   2,027             261            --           2,288
                                      -------          ------                       -------

TOTAL INTEREST INCOME                  45,192          11,173            --          56,365

Interest expense                       17,270           4,322            --          21,592
                                      -------          ------                       -------
Net interest Income                    27,922           6,851            --          34,773
Provision for loan loss                 5,287             105            --           5,392
                                      -------          ------         ------        -------
Net interest income after
provision for loan loss                22,635           6,746            --          29,381
Total other income                      4,517             325            --           4,842
Total operating expense                17,189           2,916            --          20,105
                                      -------          ------                       -------
Income before taxes                     9,963           4,155            --          14,118
Income tax expense                      3,866           1,582            --           5,448
                                      -------          ------         ------        -------
NET INCOME                             $6,097          $2,573         $  --         $ 8,670
                                      =======         =======        =======        =======

Earnings per share                      $1.68           $3.65                         $2.01
Weighted average shares
  outstanding                           3,629             705                         4,309

                          PENINSULA BANK OF COMMERCE
                                AND SUBSIDIARY

                 UNAUDITED CONSOLIDATED STATEMENT OF CONDITION

                                                              SEPT 30,
                                                                1997
                                                            ------------
ASSETS
Cash and due from banks                                     $  5,722,410
Federal funds sold                                             5,500,000
Agency securities                                             89,951,160
                                                            ------------

       Cash and cash equivalents                             101,173,570

Investment securities:
       Held to maturity                                        7,160,523
       Available-for-sale                                     14,939,956
                                                            ------------

          Total investment securities                         22,100,479

Loans, net                                                    78,244,413
Premises and equipment, net                                    1,912,814
Interest receivable and other assets                           2,734,014
                                                            ------------

          Total assets                                      $206,165,290
                                                            ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
       Demand                                               $ 23,620,400
       Interest-bearing demand                               126,456,590
       Savings                                                 5,623,573
       Time                                                   32,585,427
                                                            ------------

          Total deposits                                     188,285,990
                                                            ------------

       Interest payable and other liabilities                  1,934,007
                                                            ------------

Total liabilities                                            190,219,997
                                                            ------------

Common stock, no par value; 2,000,000 shares
     authorized; 673,862 shares issued and
     outstanding in 1997                                       7,408,092
Net unrealized gain (loss) on available-for-sale
     securities                                                  (31,184)
          Retained earnings                                    8,568,385
                                                            ------------

       Total shareholders' equity                             15,945,293
                                                            ------------

       Total liabilities and shareholders' equity           $206,165,290
                                                            ============

                          PENINSULA BANK OF COMMERCE
                                AND SUBSIDIARY

                UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                 Nine Months Ended September 30,
                                                                 -------------------------------
                                                                     1997          1996
Interest income:
       Interest and fees on loans                                 $ 6,137,531    $4,952,894
       Interest on federal funds sold                                 261,001       388,595
       Interest on investment securities:
            U.S. Treasury securities                                  137,947       104,183
            Securities of U.S. government agencies                  4,400,916       618,848
            Obligations of states and political subdivisions          235,483       227,116
                                                                  -----------    ----------
                 Total interest income                             11,172,878     6,291,636
                                                                  -----------    ----------
Interest expense:
       Interest on interest-bearing transaction accounts            2,973,117       692,803
       Interest on savings deposits                                    82,990        85,469
       Interest on time deposits                                    1,266,354     1,138,809
                                                                  -----------    ----------
                 Total interest expenses                            4,322,461     1,917,081
                                                                  -----------    ----------
                 Net interest income                                6,850,417     4,374,555

Provision for loan losses                                             105,000       135,000
                                                                  -----------    ----------
                 Net interest income after
                   provision for loan losses                        6,745,417     4,239,555
                                                                  -----------    ----------
Noninterest Income:
       Service charges on deposit accounts                            175,385       190,421
       Rental income and other                                        150,101       124,432
                                                                  -----------    ----------
                 Total noninterest income                             325,486       314,853
                                                                  -----------    ----------
Noninterest expense:
       Salaries and related benefits                                1,871,742     1,667,008
       Occupancy and equipment                                        336,600       353,559
       Other                                                          708,010       632,424
                                                                  -----------    ----------
                 Total noninterest expense                          2,916,352     2,652,991
                                                                  -----------    ----------
                 Income before income taxes                         4,154,551     1,901,417
       Provision for income taxes                                   1,581,630       675,550
                                                                  -----------    ----------
                 Net income                                       $ 2,572,921    $1,225,867
                                                                  ===========    ==========

       Earnings per share                                               $3.65         $1.85
                                                                  ===========    ==========
       Weighted-average shares outstanding                            704,557       664,074
                                                                  ===========    ==========

                          PENINSULA BANK OF COMMERCE
                                AND SUBSIDIARY

                UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                     Nine Months Ended September 30,
                                                                           1997          1996
                                                                       ------------   -----------
Cash flows from operating activities:
     Net income                                                        $  2,572,921   $ 1,225,867
     Adjustments to reconcile net income to net cash
       used in operating activities:
       Depreciation and amortization                                        143,237       127,554
       Provision for loan losses                                            105,000       135,000
       Amortization of discount on investments                           (4,013,348)      (10,368)
       Change in assets and liabilities:
         Net change in interest payable and other liabilities              (578,912)   (1,458,448)
         Net change in interest receivable and other assets                (896,634)     (187,059)
         Net change in deferred loan fees                                   (32,769)      120,102
                                                                       ------------   -----------
          Net cash used in operating activities                          (2,700,505)      (47,352)
                                                                       ------------   -----------
Cash flows from investing activities:
     Net change in loans                                                (14,131,446)   (2,850,249)
     Purchase of investment securities---available-for-sale              (2,116,204)   (8,844,975)
     Proceeds from maturities of investment
       securities---available-for-sale                                    2,500,000     5,464,545
     Purchase of investment securities---held-to-maturity                (1,188,626)     (349,239)
     Proceeds from maturities of investment
       securities---held-to-maturity                                      4,062,366       524,382
     Proceeds from sale of OREO                                                   0     1,000,000
     Purchase of premises and equipment                                    (255,047)      (68,173)
     Retirement of premises and equipment                                         0        35,742
                                                                       ------------   -----------
          Net cash used in investing activities                         (11,128,957)   (5,087,967)
                                                                       ------------   -----------
Cash flows from financing activities:
     Net change in deposits                                                (248,553)    5,509,359
     Exercise of stock options                                              266,944        89,345
                                                                       ------------   -----------
          Net cash provided by financing activities                          18,391     5,598,704
                                                                       ------------   -----------
             Net change in cash and cash equivalents                    (13,811,071)      463,385

 Cash and cash equivalents at beginning of period                       114,984,641    15,571,860
                                                                       ------------   -----------
 Cash and cash equivalents at end of period                            $101,173,570   $16,035,245
                                                                       ============   ===========

Supplemental cash flow information:
     Interest paid                                                     $  4,320,462   $ 1,941,705
                                                                       ============   ===========
     Income taxes paid, net of refunds                                 $  1,256,626   $ 2,117,711
                                                                       ============   ===========

     (c)  Exhibits.

          2.0 Agreement and Plan of Reorganization by and among Greater Bay Bancorp, GBB Acquisition Corp. and Peninsula Bank of Commerce, incorporated by reference from Exhibit 2.0 to Greater Bay Bancorp's current report on Form 8-K (File No. 000-25034) dated September 12, 1997.

          23.1  Consent of Coopers & Lybrand LLP

          23.2  Consent of Coopers & Lybrand LLP

          27    Peninsula Bank of Commerce Financial Data Schedule

          99.0  Press Release

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not applicable.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREATER BAY BANCORP


Dated: January 5, 1998                /s/ Steven C. Smith
                                      ------------------------------------------
                                      Steven C. Smith, Executive Vice President,
                                      Chief Operating Officer and Chief
                                      Financial Officer

                                 EXHIBIT INDEX
                                 -------------

2.0 Agreement and Plan of Reorganization by and among Greater Bay Bancorp, GBB Acquisition Corp. and Peninsula Bank of Commerce, incorporated by reference from Exhibit 2.0 to Greater Bay Bancorp's current report on Form 8-K (File No. 000-25034) dated September 12, 1997.

23.1  Consent of Coopers & Lybrand LLP

23.2  Consent of Coopers & Lybrand LLP

27    Peninsula Bank of Commerce Financial Data Schedule

99.0  Press Release